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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-60502, 333-01360 and 333-35243.
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                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP

Los Angeles, California
February 25, 1998